UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 25, 2008

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                       0-21696               22-3106987
  (State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)               File Number)        Identification No.)


              26 Landsdowne Street, Cambridge, Massachusetts 02139
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         (b) On June 25, 2008, Peter J. Nelson notified ARIAD Pharmaceuticals, Inc. (the "Company") that he will resign from the Company's Board of Directors, effective August 29, 2008, due to other work commitments. Mr. Nelson has served as a director since November 2004 and currently serves as the chair of the Audit Committee. The Company intends to appoint another member of the Board to serve on the Audit Committee prior to the effective date of Mr. Nelson's resignation. The Company thanks Mr. Nelson for his service as a member of the Board.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ARIAD Pharmaceuticals, Inc.



                                  By:      /s/ Edward M. Fitzgerald
                                     -----------------------------------------
                                           Edward M. Fitzgerald
                                           Senior Vice President, Chief
                                           Financial Officer


Date:    June 30, 2008

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